SiriusPoint Ltd.

Financial Supplement
December 31, 2021

(UNAUDITED)

This financial supplement is for informational purposes only. It should be read in conjunction with documents filed with the Securities and Exchange Commission by SiriusPoint Ltd., including the Company’s Annual Report on Form 10-K.

Point House	Clare Kerrigan - Corporate Communications and Investor Relations
3 Waterloo Lane	Tel: (441) 542-3333
Pembroke HM 08	Email: investor.relations@siriuspt.com
Bermuda	Website: www.siriuspt.com

SiriusPoint Ltd.
Basis of Presentation and Non-GAAP Financial Measures:
Unless the context otherwise indicates or requires, as used in this financial supplement references to “we,” “our,” “us,” the “Company,” and "SiriusPoint" refer to SiriusPoint Ltd. and its directly and indirectly owned subsidiaries, as a combined entity, except where otherwise stated or where it is clear that the terms mean only SiriusPoint Ltd. exclusive of its subsidiaries. We have made rounding adjustments to reach some of the figures included in this financial supplement and, unless otherwise indicated, percentages presented in this financial supplement are approximate.
In presenting SiriusPoint’s results, management has included financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (“GAAP”). SiriusPoint’s management uses this information in its internal analysis of results and believes that this information may be informative to investors in gauging the quality of SiriusPoint’s financial performance, identifying trends in our results and providing meaningful period-to-period comparisons. Core underwriting income, Core net services income, Core income, and Core combined ratio are non-GAAP financial measures. Management believes it is important to review Core results as it better reflects how management views the business and reflects the Company’s decision to exit the runoff business. Basic book value per share, tangible basic book value per share, diluted book value per share and tangible diluted book value per share are also non-GAAP financial measures. SiriusPoint’s management believes that long-term growth in book value per share is an important measure of the Company’s financial performance because it allows management and investors to track over time the value created by the retention of earnings. In addition, SiriusPoint’s management believes this metric is useful to investors because it provides a basis for comparison with other companies in the industry that also report a similar measure. Reconciliations of such measures to the most comparable GAAP figures are included in the attached financial information in accordance with Regulation G.
Safe Harbor Statement Regarding Forward-Looking Statements:
This Financial Supplement includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond the Company’s control. The Company cautions you that the forward-looking information presented in this Financial Supplement is not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking information contained in this Financial Supplement. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “seek,” “comfortable with,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. Actual events, results and outcomes may differ materially from the Company’s expectations due to a variety of known and unknown risks, uncertainties and other factors. Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements are the following: our ability to execute on our strategic transformation, including changing the mix of business between insurance and reinsurance; the impact of the novel coronavirus (“COVID-19”) pandemic or other unpredictable catastrophic events including uncertainties with respect to current and future COVID-19 losses across many classes of insurance business and the amount of insurance losses that may ultimately be ceded to the reinsurance market, supply chain issues, labor shortages and related increased costs, changing interest rates, equity market volatility and ongoing business and financial market impacts of COVID-19; the costs, expenses and difficulties of the integration of the operations of Sirius International Insurance Group, Ltd. (“Sirius Group”); fluctuations in our results of operations; a downgrade or withdrawal of our financial ratings; inadequacy of loss and loss adjustment expense reserves, the lack of availability of capital, and periods characterized by excess underwriting capacity and unfavorable premium rates; the performance of financial markets, impact of inflation, and foreign currency fluctuations; legal restrictions on certain of SiriusPoint’s insurance and reinsurance subsidiaries’ ability to pay dividends and other distributions to SiriusPoint; our ability to compete successfully in the (re)insurance market and the effect of consolidation in the (re)insurance industry; technology breaches or failures, including those resulting from a malicious cyber-attack on us, our business partners or service providers; the effects of global climate change, including increased severity and frequency of weather-related natural disasters and catastrophes and increased coastal flooding in many geographic areas; our ability to retain key employees and the effects of potential labor disruptions due to COVID-19 or otherwise; the outcome of legal and regulatory proceedings, regulatory constraints on our business, including legal restrictions on certain of our insurance and reinsurance subsidiaries’ ability to pay dividends and other distributions to us, and losses from unfavorable outcomes from litigation and other legal proceedings; reduced returns or losses in SiriusPoint’s investment portfolio; our concentrated exposure in funds and accounts managed by Third Point LLC, our lack of control over Third Point LLC, our limited ability to withdraw our capital accounts and conflicts of interest among various members of Third Point Advisors LLC, TP Enhanced Fund, Third Point LLC and us; our potential exposure to U.S. federal income and withholding taxes and our significant deferred tax assets, which could become devalued if we do not generate future taxable income or applicable corporate tax rates are reduced; future strategic transactions such as acquisitions, dispositions, investments, mergers or joint ventures; and other risks and factors listed in the Company's most recent Annual Report on Form 10-K and subsequent periodic and current disclosures filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date made and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information or otherwise.

SiriusPoint Ltd.

SiriusPoint Ltd.
Key Performance Indicators
December 31, 2021 and 2020
(expressed in millions of U.S. dollars, except per share data and ratios)

	Three months ended		Twelve months ended
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020

Core underwriting income (loss) (1)	$34.7	$(44.8)	$(173.6)	$(68.7)
Core net services income (loss) (1)	$(41.3)	$0.3	$11.0	$0.4
Core loss (1)	$(6.6)	$(44.5)	$(162.6)	$(68.3)
Core combined ratio (1)	93.6%	128.2%	110.0%	111.9%
Annualized return on average common shareholders’ equity attributable to SiriusPoint common shareholders	(23.7)%	35.9%	2.3%	9.6%
Basic book value per share (1)	$14.46	$16.88	$14.46	$16.88
Tangible basic book value per share (1)	$13.38	$16.88	$13.38	$16.88
Diluted book value per share (1) (2)	$14.33	$16.71	$14.33	$16.71
Tangible diluted book value per share (1)	$13.27	$16.71	$13.27	$16.71
(1)Core underwriting income (loss), Core net services income (loss), Core loss and Core combined ratio are non-GAAP financial measures. See reconciliations in “Segment Reporting”. Basic book value per share, tangible basic book value per share, diluted book value per share and tangible diluted book value per share are non-GAAP financial measures. See reconciliations in “Basic and Diluted Book Value per Share - by Quarter”.
(2)In the year ended December 31, 2021, we changed the method for calculating the dilutive effect of restricted shares, restricted share units and options to calculate the dilutive impact in a manner similar with how dilution is calculated using the treasury stock method for earnings per share. All prior periods presented have been revised to conform to this new presentation.

SiriusPoint Ltd.
Consolidated Balance Sheets - by Quarter
(expressed in millions of U.S. dollars)

	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
Assets
Investments in related party investment funds, at fair value	$909.6	$1,456.8	$1,254.4	$1,208.8	$1,055.6
Debt securities, trading, at fair value	2,085.6	2,100.9	2,009.3	2,940.3	101.3
Short-term investments, at fair value	1,075.8	1,057.9	766.7	—	—
Equity securities, trading, at fair value	2.8	3.4	5.0	5.9	—
Other long-term investments, at fair value	456.1	454.5	463.7	473.1	4.0
Total investments	4,529.9	5,073.5	4,499.1	4,628.1	1,160.9
Cash and cash equivalents	999.8	701.2	1,032.6	932.4	526.0
Restricted cash and cash equivalents	948.6	1,482.3	1,554.4	1,411.3	1,187.9
Redemption receivable from related party investment fund	250.0	—	—	—	—
Due from brokers	15.9	51.4	55.7	37.8	94.9
Interest and dividends receivable	8.3	8.6	11.1	10.3	0.9
Insurance and reinsurance balances receivable, net	1,708.2	1,621.4	1,515.3	1,613.8	441.9
Deferred acquisition costs and value of business acquired, net	218.8	220.2	212.1	218.8	68.6
Unearned premiums ceded	242.8	248.3	247.0	247.7	20.5
Loss and loss adjustment expenses recoverable, net	1,215.3	843.5	516.6	492.6	14.4
Deferred tax asset	182.0	194.2	216.3	256.5	0.4
Intangible assets	171.9	173.7	176.7	174.2	—
Other assets	126.8	97.0	153.7	146.2	18.8
Total assets	$10,618.3	$10,715.3	$10,190.6	$10,169.7	$3,535.2
Liabilities
Loss and loss adjustment expense reserves	$4,841.4	$4,862.3	$4,232.3	$4,259.3	$1,310.1
Unearned premium reserves	1,198.4	1,215.4	1,238.1	1,244.8	284.8
Reinsurance balances payable	688.3	596.4	526.3	528.8	78.1
Deposit liabilities	150.7	154.0	148.6	150.7	153.0
Securities sold, not yet purchased, at fair value	—	2.9	10.0	9.2	12.0
Due to brokers	6.5	9.6	38.9	26.2	—
Accounts payable, accrued expenses and other liabilities	229.8	154.1	164.1	154.4	17.6
Deferred tax liability	95.4	152.2	190.2	223.0	—
Liability-classified capital instruments	87.8	103.4	122.2	135.0	—
Debt	816.7	827.0	836.5	829.0	114.3
Total liabilities	8,115.0	8,077.3	7,507.2	7,560.4	1,969.9
Shareholders’ equity
Series B preference shares	200.0	200.0	200.0	200.0	—
Common shares	16.2	16.2	16.2	16.2	9.6
Additional paid-in capital	1,622.7	1,616.8	1,609.1	1,602.1	933.9
Retained earnings	665.0	805.3	853.3	788.8	620.4
Accumulated other comprehensive income (loss)	(0.2)	(0.3)	1.5	0.4	—
Shareholders’ equity attributable to SiriusPoint shareholders	2,503.7	2,638.0	2,680.1	2,607.5	1,563.9
Noncontrolling interests	(0.4)	—	3.3	1.8	1.4
Total shareholders’ equity	2,503.3	2,638.0	2,683.4	2,609.3	1,565.3
Total liabilities, noncontrolling interests and shareholders’ equity	$10,618.3	$10,715.3	$10,190.6	$10,169.7	$3,535.2

SiriusPoint Ltd.
Consolidated Statements of Income (Loss)
(expressed in millions of U.S. dollars, except share and per share data)

	Three months ended		Twelve months ended
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Revenues
Net premiums earned	$519.9	$181.9	$1,717.0	$610.8
Net realized and unrealized investment gains (losses)	(60.6)	14.7	(16.9)	69.2
Net realized and unrealized investment gains (losses) from related party investment funds	(97.2)	186.6	304.0	195.0
Other net investment income	6.6	3.5	25.4	14.7
Total realized and unrealized investment gains (losses) and net investment income (loss)	(151.2)	204.8	312.5	278.9
Other revenues	29.3	—	151.2	—
Total revenues	398.0	386.7	2,180.7	889.7
Expenses
Loss and loss adjustment expenses incurred, net	351.4	177.9	1,326.5	465.3
Acquisition costs, net	106.3	39.3	387.8	187.1
Other underwriting expenses	38.2	9.0	158.8	30.1
Net corporate and other expenses	72.1	11.6	266.6	41.9
Intangible asset amortization	1.8	—	5.9	—
Interest expense	9.6	2.1	34.0	8.2
Foreign exchange (gains) losses	(27.5)	8.3	(44.0)	5.2
Total expenses	551.9	248.2	2,135.6	737.8
Income (loss) before income tax (expense) benefit	(153.9)	138.5	45.1	151.9
Income tax (expense) benefit	17.1	(3.7)	10.7	(8.1)
Net income (loss)	(136.8)	134.8	55.8	143.8
Net (income) loss attributable to noncontrolling interests	0.5	(0.4)	2.3	(0.3)
Net income (loss) available to SiriusPoint	(136.3)	134.4	58.1	143.5
Dividends on Series B preference shares	(4.0)	—	(13.5)	—
Net income (loss) available to SiriusPoint common shareholders	$(140.3)	$134.4	$44.6	$143.5
Earnings (loss) per share available to SiriusPoint common shareholders
Basic earnings (loss) per share available to SiriusPoint common shareholders (1)	$(0.88)	$1.43	$0.28	$1.54
Diluted earnings (loss) per share available to SiriusPoint common shareholders (1)	$(0.88)	$1.43	$0.27	$1.53
Weighted average number of common shares used in the determination of earnings (loss) per share
Basic	159,268,777	92,638,978	148,667,770	92,510,090
Diluted	159,268,777	93,165,559	150,156,466	92,957,799
(1)    Basic earnings (loss) per share is based on the weighted average number of common shares and participating securities outstanding during the period. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options and unvested restricted shares. Diluted earnings (loss) per share is based on the weighted average number of common shares and participating securities outstanding and includes any dilutive effects of warrants, options and unvested restricted shares under share plans and are determined using the treasury stock method. U.S. GAAP requires that participating securities be treated in the same manner as outstanding shares for earnings per share calculations. The Company treats certain of its unvested restricted shares as participating securities. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

SiriusPoint Ltd.
Consolidated Statements of Income (Loss) - by Quarter
(expressed in millions of U.S. dollars, except share and per share data)

	December 31, 2021	September 30, 2021 (3)	June 30, 2021 (3)	March 31, 2021 (3)	December 31, 2020
Revenues				(revised) (2)
Net premiums earned	$519.9	$499.6	$452.3	$245.2	$181.9
Net realized and unrealized investment gains (losses)	(60.6)	(11.7)	23.9	31.5	14.7
Net realized and unrealized investment gains (losses) from related party investment funds	(97.2)	202.4	45.6	153.2	186.6
Other net investment income	6.6	9.1	7.9	1.8	3.5
Total realized and unrealized investment gains (losses) and net investment income (loss)	(151.2)	199.8	77.4	186.5	204.8
Other revenues	29.3	33.2	31.8	56.9	—
Total revenues	398.0	732.6	561.5	488.6	386.7
Expenses
Loss and loss adjustment expenses incurred, net	351.4	577.3	250.9	146.9	177.9
Acquisition costs, net	106.3	106.9	105.6	69.0	39.3
Other underwriting expenses	38.2	53.3	46.5	20.8	9.0
Net corporate and other expenses	72.1	59.9	55.7	78.9	11.6
Intangible asset amortization	1.8	2.0	1.3	0.8	—
Interest expense	9.6	9.7	9.8	4.9	2.1
Foreign exchange (gains) losses	(27.5)	(16.1)	12.0	(12.4)	8.3
Total expenses	551.9	793.0	481.8	308.9	248.2
Income (loss) before income tax (expense) benefit	(153.9)	(60.4)	79.7	179.7	138.5
Income tax (expense) benefit	17.1	13.0	(9.6)	(9.8)	(3.7)
Net income (loss)	(136.8)	(47.4)	70.1	169.9	134.8
Net (income) loss attributable to noncontrolling interests	0.5	3.4	(1.6)	—	(0.4)
Net income (loss) available to SiriusPoint	(136.3)	(44.0)	68.5	169.9	134.4
Dividends on Series B preference shares	(4.0)	(4.0)	(4.0)	(1.5)	—
Net income (loss) available to SiriusPoint common shareholders	$(140.3)	$(48.0)	$64.5	$168.4	$134.4
Earnings (loss) per share available to SiriusPoint common shareholders
Basic earnings (loss) per share available to SiriusPoint common shareholders (1)	$(0.88)	$(0.30)	$0.37	$1.37	$1.43
Diluted earnings (loss) per share available to SiriusPoint common shareholders (1)	$(0.88)	$(0.34)	$0.37	$1.35	$1.43
Weighted average number of common shares used in the determination of earnings (loss) per share
Basic	159,268,777	159,225,772	158,832,629	116,760,760	92,638,978
Diluted	159,268,777	160,240,888	160,894,216	118,146,341	93,165,559
(1)     Basic earnings (loss) per share is based on the weighted average number of common shares and participating securities outstanding during the period. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options and unvested restricted shares. Diluted earnings (loss) per share is based on the weighted average number of common shares and participating securities outstanding and includes any dilutive effects of warrants, options and unvested restricted shares under share plans and are determined using the treasury stock method. U.S. GAAP requires that participating securities be treated in the same manner as outstanding shares for earnings per share calculations. The Company treats certain of its unvested restricted shares as participating securities. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.
(2)    The three months ended March 31, 2021 were revised due to an increase in the total identifiable net assets acquired as part of the Sirius Group acquisition. This resulted in an additional bargain gain of $37.5 million recognized in other revenues for the three months ended March 31, 2021. Net income available to SiriusPoint common shareholders increased by a corresponding amount. There was no impact on total shareholders’ equity as the offsetting entry was recognized in additional paid-in capital. There was no impact from this adjustment to underwriting results, segments results or key performance indicators, including book value per share metrics, except for return on average common shareholders’ equity attributable to SiriusPoint common shareholders.
(3) As a result of the acquisition of Sirius Group and the subsequent changes in strategy and new executive management team, we now report on two operating segments effective as of the fourth quarter of 2021: Reinsurance and Insurance & Services. As a result of the re-segmentation, certain amounts in the prior period financial statements have been reclassified to conform to the presentation of the current period financial statements. These reclassifications had no impact on the previously reported net income (loss).

SiriusPoint Ltd.
Segment Reporting - Three months ended December 31, 2021
(expressed in millions of U.S. dollars, except ratios)

	Reinsurance	Insurance & Services	Core	Eliminations (2)	Corporate	Segment Measure Reclass	Total
Gross premiums written	$418.8	$269.9	$688.7	$—	$2.1	$—	$690.8
Net premiums written	351.1	184.3	535.4	—	(24.5)	—	510.9
Net premiums earned	348.1	188.1	536.2	—	(16.3)	—	519.9
Loss and loss adjustment expenses incurred, net	215.7	122.0	337.7	(0.9)	14.6	—	351.4
Acquisition costs, net	78.6	52.1	130.7	(25.1)	0.7	—	106.3
Other underwriting expenses	22.9	10.2	33.1	—	5.1	—	38.2
Underwriting income (loss)	30.9	3.8	34.7	26.0	(36.7)	—	24.0
Services revenues	—	43.8	43.8	(30.0)	—	(13.8)	—
Services expenses	—	39.5	39.5	—	—	(39.5)	—
Net services fee income	—	4.3	4.3	(30.0)	—	25.7	—
Services noncontrolling loss	—	0.5	0.5	—	—	(0.5)	—
Net investment gains (losses) from Strategic Investments at fair value	—	(46.1)	(46.1)	—	—	46.1	—
Net services loss	—	(41.3)	(41.3)	(30.0)	—	71.3	—
Segment income (loss)	30.9	(37.5)	(6.6)	(4.0)	(36.7)	71.3	24.0
Net realized and unrealized investment losses					(14.5)	(46.1)	(60.6)
Net realized and unrealized investment losses from related party investment funds					(97.2)	—	(97.2)
Other net investment income					6.6	—	6.6
Other revenues					15.5	13.8	29.3
Net corporate and other expenses					(32.6)	(39.5)	(72.1)
Intangible asset amortization					(1.8)	—	(1.8)
Interest expense					(9.6)	—	(9.6)
Foreign exchange gains					27.5	—	27.5
Income (loss) before income tax benefit	$30.9	$(37.5)	(6.6)	(4.0)	(142.8)	(0.5)	(153.9)
Income tax benefit			—	—	17.1	—	17.1
Net loss			(6.6)	(4.0)	(125.7)	(0.5)	(136.8)
Net loss attributable to noncontrolling interest			—	—	—	0.5	0.5
Net loss attributable to SiriusPoint			$(6.6)	$(4.0)	$(125.7)	$—	$(136.3)

Underwriting Ratios: (1)
Loss ratio	62.0%	64.9%	63.0%				67.6%
Acquisition cost ratio	22.6%	27.7%	24.4%				20.4%
Other underwriting expenses ratio	6.6%	5.4%	6.2%				7.3%
Combined ratio	91.2%	98.0%	93.6%				95.3%
(1)Underwriting ratios are calculated by dividing the related expense by net premiums earned.
(2)Insurance & Services MGAs recognize fees for service using revenue from contracts with customers accounting standards, whereas insurance companies recognize acquisition expenses using insurance contract accounting standards. While ultimate revenues and expenses recognized will match, there will be recognition timing differences based on the different accounting standards.

SiriusPoint Ltd.
Segment Reporting - Three months ended December 31, 2020
(expressed in millions of U.S. dollars, except ratios)

	Reinsurance	Insurance & Services	Core	Eliminations (2)	Corporate	Segment Measure Reclass	Total
Gross premiums written	$143.5	$20.9	$164.4	$—	$26.0	$—	$190.4
Net premiums written	135.8	11.4	147.2	—	26.0	—	173.2
Net premiums earned	155.9	2.7	158.6	—	23.3	—	181.9
Loss and loss adjustment expenses incurred, net	158.3	0.8	159.1	—	18.8	—	177.9
Acquisition costs, net	36.7	0.6	37.3	(0.1)	2.1	—	39.3
Other underwriting expenses	6.9	0.1	7.0	—	2.0	—	9.0
Underwriting income (loss)	(46.0)	1.2	(44.8)	0.1	0.4	—	(44.3)
Services revenues	—	1.7	1.7	(1.7)	—	—	—
Services expenses	—	1.0	1.0	—	—	(1.0)	—
Net services fee income	—	0.7	0.7	(1.7)	—	1.0	—
Services noncontrolling income	—	(0.4)	(0.4)	—	—	0.4	—
Net services income	—	0.3	0.3	(1.7)	—	1.4	—
Segment income (loss)	(46.0)	1.5	(44.5)	(1.6)	0.4	1.4	(44.3)
Net realized and unrealized investment gains					14.7	—	14.7
Net realized and unrealized investment gains from related party investment funds					186.6	—	186.6
Other net investment income					3.5	—	3.5
Net corporate and other expenses					(11.6)	—	(11.6)
Interest expense					(2.1)	—	(2.1)
Foreign exchange losses					(8.3)	—	(8.3)
Income (loss) before income tax benefit	$(46.0)	$1.5	(44.5)	(1.6)	183.2	1.4	138.5
Income tax expense			—	—	(3.7)	—	(3.7)
Net income (loss)			(44.5)	(1.6)	179.5	1.4	134.8
Net income available to noncontrolling interest			—	—	—	(0.4)	(0.4)
Net income (loss) available to SiriusPoint			$(44.5)	$(1.6)	$179.5	$1.0	$134.4

Underwriting Ratios: (1)
Loss ratio	101.5%	29.6%	100.3%				97.8%
Acquisition cost ratio	23.5%	22.2%	23.5%				21.6%
Other underwriting expenses ratio	4.4%	3.7%	4.4%				4.9%
Combined ratio	129.4%	55.5%	128.2%				124.3%
(1)Underwriting ratios are calculated by dividing the related expense by net premiums earned.
(2)Insurance & Services MGAs recognize fees for service using revenue from contracts with customers accounting standards, whereas insurance companies recognize acquisition expenses using insurance contract accounting standards. While ultimate revenues and expenses recognized will match, there will be recognition timing differences based on the different accounting standards.

SiriusPoint Ltd.
Segment Reporting - Year ended December 31, 2021
(expressed in millions of U.S. dollars, except ratios)

	Reinsurance	Insurance & Services	Core	Eliminations (2)	Corporate	Segment Measure Reclass	Total
Gross premiums written	$1,350.4	$897.9	$2,248.3	$—	$(11.8)	$—	$2,236.5
Net premiums written	1,124.9	652.8	1,777.7	—	(43.5)	—	1,734.2
Net premiums earned	1,210.9	522.8	1,733.7	—	(16.7)	—	1,717.0
Loss and loss adjustment expenses incurred, net	999.6	320.6	1,320.2	(2.6)	8.9	—	1,326.5
Acquisition costs, net	302.7	149.7	452.4	(67.6)	3.0	—	387.8
Other underwriting expenses	105.5	29.2	134.7	—	24.1	—	158.8
Underwriting income (loss)	(196.9)	23.3	(173.6)	70.2	(52.7)	—	(156.1)
Services revenues	—	133.7	133.7	(82.6)	—	(51.1)	—
Services expenses	—	120.5	120.5	—	—	(120.5)	—
Net services fee income	—	13.2	13.2	(82.6)	—	69.4	—
Services noncontrolling loss	—	2.3	2.3	—	—	(2.3)	—
Net investment gains (losses) from Strategic Investments at fair value	0.3	(4.8)	(4.5)	—	—	4.5	—
Net services income	0.3	10.7	11.0	(82.6)	—	71.6	—
Segment income (loss)	(196.6)	34.0	(162.6)	(12.4)	(52.7)	71.6	(156.1)
Net realized and unrealized investment losses					(12.4)	(4.5)	(16.9)
Net realized and unrealized investment gains from related party investment funds					304.0	—	304.0
Other net investment income					25.4	—	25.4
Other revenues					100.1	51.1	151.2
Net corporate and other expenses					(146.1)	(120.5)	(266.6)
Intangible asset amortization					(5.9)	—	(5.9)
Interest expense					(34.0)	—	(34.0)
Foreign exchange gains					44.0	—	44.0
Income (loss) before income tax benefit	$(196.6)	$34.0	(162.6)	(12.4)	222.4	(2.3)	45.1
Income tax benefit			—	—	10.7	—	10.7
Net income (loss)			(162.6)	(12.4)	233.1	(2.3)	55.8
Net loss attributable to noncontrolling interest			—	—	—	2.3	2.3
Net income (loss) available to SiriusPoint			$(162.6)	$(12.4)	$233.1	$—	$58.1

Underwriting Ratios: (1)
Loss ratio	82.6%	61.3%	76.1%				77.3%
Acquisition cost ratio	25.0%	28.6%	26.1%				22.6%
Other underwriting expenses ratio	8.7%	5.6%	7.8%				9.2%
Combined ratio	116.3%	95.5%	110.0%				109.1%
(1)Underwriting ratios are calculated by dividing the related expense by net premiums earned.
(2)Insurance & Services MGAs recognize fees for service using revenue from contracts with customers accounting standards, whereas insurance companies recognize acquisition expenses using insurance contract accounting standards. While ultimate revenues and expenses recognized will match, there will be recognition timing differences based on the different accounting standards.

SiriusPoint Ltd.
Segment Reporting - Year ended December 31, 2020
(expressed in millions of U.S. dollars, except ratios)

	Reinsurance	Insurance & Services	Core	Eliminations (2)	Corporate	Segment Measure Reclass	Total
Gross premiums written	$534.1	$25.5	$559.6	$—	$28.9	$—	$588.5
Net premiums written	497.3	16.0	513.3	—	28.9	—	542.2
Net premiums earned	575.6	7.1	582.7	—	28.1	—	610.8
Loss and loss adjustment expenses incurred, net	459.5	5.9	465.4	—	(0.1)	—	465.3
Acquisition costs, net	160.4	1.4	161.8	(0.1)	25.4	—	187.1
Other underwriting expenses	24.0	0.2	24.2	—	5.9	—	30.1
Underwriting loss	(68.3)	(0.4)	(68.7)	0.1	(3.1)	—	(71.7)
Services revenues	—	1.7	1.7	(1.7)	—	—	—
Services expenses	—	1.0	1.0	—	—	(1.0)	—
Net services fee income	—	0.7	0.7	(1.7)	—	1.0	—
Services noncontrolling income	—	(0.3)	(0.3)	—	—	0.3	—
Net services income	—	0.4	0.4	(1.7)	—	1.3	—
Segment loss	(68.3)	—	(68.3)	(1.6)	(3.1)	1.3	(71.7)
Net realized and unrealized investment gains					69.2	—	69.2
Net realized and unrealized investment gains from related party investment funds					195.0	—	195.0
Other net investment income					14.7	—	14.7
Net corporate and other expenses					(40.9)	(1.0)	(41.9)
Interest expense					(8.2)	—	(8.2)
Foreign exchange losses					(5.2)	—	(5.2)
Income (loss) before income tax expense	$(68.3)	$—	(68.3)	(1.6)	221.5	0.3	151.9
Income tax expense			—	—	(8.1)	—	(8.1)
Net income (loss)			(68.3)	(1.6)	213.4	0.3	143.8
Net income available to noncontrolling interest			—	—	—	(0.3)	(0.3)
Net income (loss) available to SiriusPoint			$(68.3)	$(1.6)	$213.4	$—	$143.5

Underwriting Ratios: (1)
Loss ratio	79.8%	83.1%	79.9%				76.2%
Acquisition cost ratio	27.9%	19.7%	27.8%				30.6%
Other underwriting expenses ratio	4.2%	2.8%	4.2%				4.9%
Combined ratio	111.9%	105.6%	111.9%				111.7%
(1)Underwriting ratios are calculated by dividing the related expense by net premiums earned.
(2)Insurance & Services MGAs recognize fees for service using revenue from contracts with customers accounting standards, whereas insurance companies recognize acquisition expenses using insurance contract accounting standards. While ultimate revenues and expenses recognized will match, there will be recognition timing differences based on the different accounting standards.

SiriusPoint Ltd.
Reinsurance Segment - by Quarter (1)
(expressed in millions of U.S. dollars, except ratios)

	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
Revenues
Gross premiums written	$418.8	$395.3	$377.6	$158.7	$143.5
Net premiums written	351.1	289.6	322.7	161.5	135.8
Net premiums earned	348.1	326.4	336.6	199.8	155.9
Expenses
Loss and loss adjustment expenses incurred, net	215.7	471.5	204.2	108.2	158.3
Acquisition costs, net	78.6	85.4	79.8	58.9	36.7
Other underwriting expenses	22.9	32.1	34.4	16.1	6.9
Underwriting income (loss)	30.9	(262.6)	18.2	16.6	(46.0)
Net investment gains (losses) from Strategic Investments at fair value	—	—	0.4	(0.1)	—
Segment income (loss)	$30.9	$(262.6)	$18.6	$16.5	$(46.0)

Underwriting Ratios (2):
Loss ratio	62.0%	144.5%	60.7%	54.2%	101.5%
Acquisition cost ratio	22.6%	26.2%	23.7%	29.5%	23.5%
Other underwriting expense ratio	6.6%	9.8%	10.2%	8.1%	4.4%
Combined ratio	91.2%	180.5%	94.6%	91.8%	129.4%

Catastrophe losses, net of reinsurance and reinstatement premiums	$22.6	$283.5	$12.7	$5.7	$7.0
(Favorable) adverse prior year loss reserve development	$(11.9)	$(5.7)	$(4.0)	$3.0	$40.4
(1)With recent changes in strategy and the new executive management team following the acquisition of Sirius Group, the Company modified its operating segments. Prior period segment results have been adjusted to conform to the current period presentation.
(2)Underwriting ratios are calculated by dividing the related expense by net premiums earned.

SiriusPoint Ltd.
Insurance & Services Segment - by Quarter (1)
(expressed in millions of U.S. dollars, except ratios)

	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
Revenues
Gross premiums written	$269.9	$240.6	$196.5	$190.9	$20.9
Net premiums written	184.3	183.9	145.0	139.6	11.4
Net premiums earned	188.1	160.6	131.4	42.7	2.7
Expenses
Loss and loss adjustment expenses incurred, net	122.0	91.0	79.0	28.6	0.8
Acquisition costs, net	52.1	41.8	41.6	14.2	0.6
Other underwriting expenses	10.2	9.8	7.9	1.3	0.1
Underwriting income (loss)	3.8	18.0	2.9	(1.4)	1.2
Services revenues	43.8	37.8	33.9	18.2	1.7
Services expenses	39.5	40.4	30.0	10.6	1.0
Net services fee income (loss)	4.3	(2.6)	3.9	7.6	0.7
Services noncontrolling (income) loss	0.5	3.4	(1.6)	—	(0.4)
Net investment gains (losses) from Strategic Investments at fair value	(46.1)	—	6.1	35.2	—
Net services income (loss)	(41.3)	0.8	8.4	42.8	0.3
Segment income (loss)	$(37.5)	$18.8	$11.3	$41.4	$1.5

Underwriting Ratios (2):
Loss ratio	64.9%	56.7%	60.1%	67.0%	29.6%
Acquisition cost ratio	27.7%	26.0%	31.7%	33.3%	22.2%
Other underwriting expense ratio	5.4%	6.1%	6.0%	3.0%	3.7%
Combined ratio	98.0%	88.8%	97.8%	103.3%	55.5%

(Favorable) adverse prior year loss reserve development	$(3.8)	$(8.2)	$(2.4)	$0.9	$(0.8)
(1)With recent changes in strategy and the new executive management team following the acquisition of Sirius Group, the Company modified its operating segments. Prior period segment results have been adjusted to conform to the current period presentation.
(2)Underwriting ratios are calculated by dividing the related expense by net premiums earned.

SiriusPoint Ltd.
Core Results - by Quarter (1)
(expressed in millions of U.S. dollars, except ratios)

	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
Revenues
Gross premiums written	$688.7	$635.9	$574.1	$349.6	$164.4
Net premiums written	535.4	473.5	467.7	301.1	147.2
Net premiums earned	536.2	487.0	468.0	242.5	158.6
Expenses
Loss and loss adjustment expenses incurred, net	337.7	562.5	283.2	136.8	159.1
Acquisition costs, net	130.7	127.2	121.4	73.1	37.3
Other underwriting expenses	33.1	41.9	42.3	17.4	7.0
Underwriting income (loss)	34.7	(244.6)	21.1	15.2	(44.8)
Services revenues	43.8	37.8	33.9	18.2	1.7
Services expenses	39.5	40.4	30.0	10.6	1.0
Net services fee income (loss)	4.3	(2.6)	3.9	7.6	0.7
Services noncontrolling (income) loss	0.5	3.4	(1.6)	—	(0.4)
Net investment gains (losses) from Strategic Investments at fair value	(46.1)	—	6.5	35.1	—
Net services income (loss)	(41.3)	0.8	8.8	42.7	0.3
Core income (loss)	$(6.6)	$(243.8)	$29.9	$57.9	$(44.5)

Underwriting Ratios (2):
Loss ratio	63.0%	115.5%	60.5%	56.4%	100.3%
Acquisition cost ratio	24.4%	26.1%	25.9%	30.1%	23.5%
Other underwriting expense ratio	6.2%	8.6%	9.0%	7.2%	4.4%
Combined ratio	93.6%	150.2%	95.4%	93.7%	128.2%

Catastrophe losses, net of reinsurance and reinstatement premiums	$24.1	$283.5	$12.7	$5.7	$7.0
(Favorable) adverse prior year loss reserve development	$(15.7)	$(13.9)	$(6.4)	$3.9	$39.6
(1)Collectively, the sum of our two segments, Reinsurance and Insurance & Services, constitute our "Core" results. Core underwriting income, Core net services income, Core income and Core combined ratio are non-GAAP financial measures. We believe it is important to review Core results as it better reflects how management views the business and reflects our decision to exit the runoff business. The sum of Core results and Corporate results are equal to the consolidated results of operations.
(2)Underwriting ratios are calculated by dividing the related expense by net premiums earned.

SiriusPoint Ltd.
Investments - by Quarter
(expressed in millions of U.S. dollars)

	December 31, 2021		September 30, 2021		June 30, 2021		March 31, 2021		December 31, 2020
	Fair Value	%	Fair Value	%	Fair Value	%	Fair Value	%	Fair Value	%

Asset-backed securities	$513.1	11.3%	$494.6	9.7%	$543.6	12.1%	$594.6	12.8%	$1.3	0.1%
Residential mortgage-backed securities	301.9	6.7%	349.2	6.9%	367.8	8.2%	392.2	8.5%	8.7	0.7%
Commercial mortgage-backed securities	147.3	3.2%	121.9	2.4%	123.6	2.7%	123.0	2.6%	—	—%
Bank debt	—	—%	—	—%	—	—%	—	—%	0.4	—%
Corporate debt securities	602.6	13.3%	608.2	12.0%	595.0	13.2%	564.6	12.2%	37.7	3.3%
U.S. government and government agency	385.4	8.5%	368.9	7.3%	264.3	5.9%	1,140.9	24.7%	53.2	4.6%
Non-U.S. government and government agency	132.3	2.9%	134.8	2.7%	101.5	2.3%	121.3	2.6%	—	—%
U.S. states, municipalities and political subdivision	0.2	—%	0.5	—%	0.7	—%	0.9	—%	—	—%
Preferred stocks	2.8	0.1%	22.8	0.4%	12.8	0.3%	2.8	0.1%	—	—%
Total debt securities	2,085.6	46.0%	2,100.9	41.4%	2,009.3	44.7%	2,940.3	63.5%	101.3	8.7%
Fixed income mutual funds	2.1	—%	1.9	—%	1.9	—%	1.8	—%	—	—%
Common stocks	0.7	—%	1.5	—%	3.1	0.1%	4.1	0.1%	—	—%
Total equity securities	2.8	—%	3.4	—%	5.0	0.1%	5.9	0.1%	—	—%
Short-term investments	1,075.8	23.7%	1,057.9	20.9%	766.7	17.0%	—	—%	—	—%
Other long-term investments	336.9	7.4%	328.3	6.5%	322.5	7.2%	311.2	6.8%	4.0	0.3%
Investments in funds valued at net asset value	1,028.8	22.7%	1,583.0	31.2%	1,395.6	31.0%	1,370.7	29.6%	1,055.6	91.0%
Total investments	$4,529.9	100.0%	$5,073.5	100.0%	$4,499.1	100.0%	$4,628.1	100.0%	$1,160.9	100.0%

SiriusPoint Ltd.
Earnings (loss) per Share - by Quarter
(expressed in millions of U.S. dollars, except share and per share data)

	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
Weighted-average number of common shares outstanding:				revised (3)
Basic number of common shares outstanding	159,268,777	159,225,772	158,832,629	116,760,760	92,638,978
Dilutive effect of options (1)	—	—	313,758	184,470	—
Dilutive effect of warrants (1)	—	—	160,075	51,650	—
Dilutive effect of restricted share units (1)	—	—	1,587,754	1,149,461	526,581
Dilutive effect of Series A preference shares	—	1,015,116	—	—	—
Diluted number of common shares outstanding	159,268,777	160,240,888	160,894,216	118,146,341	93,165,559

Basic earnings per common share:
Net income (loss) available to SiriusPoint common shareholders	$(140.3)	$(48.0)	$64.5	$168.4	$134.4
Net income allocated to SiriusPoint participating common shareholders	—	—	(5.4)	(6.5)	(1.6)
Net income (loss) allocated to SiriusPoint common shareholders	$(140.3)	$(48.0)	$59.1	$161.9	$132.8

Basic earnings (loss) per share available to SiriusPoint common shareholders	$(0.88)	$(0.30)	$0.37	$1.37	$1.43

Diluted earnings (loss) per common share:
Net income (loss) available to SiriusPoint common shareholders	$(140.3)	$(48.0)	$64.5	$168.4	$134.4
Net income allocated to SiriusPoint participating common shareholders	—	—	(5.4)	(6.5)	(1.6)
Change in carrying value of Series A preference shares	—	(7.2)	—	—	—
Net income (loss) allocated to SiriusPoint common shareholders	$(140.3)	$(55.2)	$59.1	$161.9	$132.8

Diluted earnings (loss) per share available to SiriusPoint common shareholders (2)	$(0.88)	$(0.34)	$0.37	$1.35	$1.43
(1)As of December 31, 2021 and September 30, 2021, there was no dilution as a result of the net loss allocated to SiriusPoint common shareholders in the quarter. As of December 31, 2021, September 30, 2021, and December 31, 2020 there was no dilution as a result of the Company’s average share price for the quarter being under the lowest exercise price or reference price for the respective security for warrants and options.
(2)Basic earnings (loss) per share is based on the weighted average number of common shares and participating securities outstanding during the period. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options and unvested restricted shares. Diluted earnings (loss) per share is based on the weighted average number of common shares and participating securities outstanding and includes any dilutive effects of warrants, options and unvested restricted shares under share plans and are determined using the treasury stock method. U.S. GAAP requires that participating securities be treated in the same manner as outstanding shares for earnings per share calculations. The Company treats certain of its unvested restricted shares as participating securities. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.
(3)The three months ended March 31, 2021 were revised due to an increase in the total identifiable net assets acquired as part of the Sirius Group acquisition. This resulted in an additional bargain gain of $37.5 million recognized in other revenues for the three months ended March 31, 2021. Net income available to SiriusPoint common shareholders increased by a corresponding amount. There was no impact on total shareholders’ equity as the offsetting entry was recognized in additional paid-in capital.

SiriusPoint Ltd.
Annualized Return on Average Common Shareholders’ Equity - by Quarter
(expressed in millions of U.S. dollars, except share and per share data and ratios)

	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
				revised (2)
Net income (loss) available to SiriusPoint common shareholders	$(140.3)	$(48.0)	$64.5	$168.4	$134.4
Shareholders’ equity attributable to SiriusPoint common shareholders - beginning of period	2,438.0	2,480.1	2,407.5	1,563.9	1,427.6
Shareholders’ equity attributable to SiriusPoint common shareholders - end of period	2,303.7	2,438.0	2,480.1	2,407.5	1,563.9
Average shareholders’ equity attributable to SiriusPoint common shareholders	$2,370.9	$2,459.1	$2,443.8	$1,985.7	$1,495.7
Annualized return on average common shareholders’ equity attributable to SiriusPoint common shareholders (1)	(23.7)%	(7.8)%	10.6%	33.9%	35.9%
(1)Annualized return on average common shareholders’ equity attributable to SiriusPoint common shareholders is calculated by dividing annualized net income (loss) available to SiriusPoint common shareholders for the period by the average common shareholders’ equity determined using the common shareholders' equity balances at the beginning and end of the period.
(2)The three months ended March 31, 2021 were revised due to an increase in the total identifiable net assets acquired as part of the Sirius Group acquisition. This resulted in an additional bargain gain of $37.5 million recognized in other revenues for the three months ended March 31, 2021. Net income available to SiriusPoint common shareholders increased by a corresponding amount. There was no impact on total shareholders’ equity as the offsetting entry was recognized in additional paid-in capital.

SiriusPoint Ltd.
Basic and Diluted Book Value per Share - by Quarter
(expressed in millions of U.S. dollars, except share and per share data)

	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
Basic and diluted book value per share numerator:
Shareholders' equity attributable to SiriusPoint shareholders	$2,503.7	$2,638.0	$2,680.1	$2,607.5	$1,563.9
Less: Series B preference shares	(200.0)	(200.0)	(200.0)	(200.0)	—
Common shareholders’ equity attributable to SiriusPoint common shareholders - basic	2,303.7	2,438.0	2,480.1	2,407.5	1,563.9
Plus: carrying value of Series A preference shares issued in merger	20.4	31.2	38.4	40.8	—
Common shareholders’ equity attributable to SiriusPoint common shareholders - diluted	2,324.1	2,469.2	2,518.5	2,448.3	1,563.9
Less: intangible assets	(171.9)	(173.7)	(176.7)	(174.2)	—
Tangible common shareholders' equity attributable to SiriusPoint common shareholders - basic	2,131.8	2,264.3	2,303.4	2,233.3	1,563.9
Tangible common shareholders' equity attributable to SiriusPoint common shareholders - diluted	$2,152.2	$2,295.5	$2,341.8	$2,274.1	$1,563.9
Basic and diluted book value per share denominator:
Common shares outstanding	161,929,777	161,949,037	161,945,750	161,891,354	95,582,733
Unvested restricted shares	(2,590,194)	(2,687,612)	(2,879,187)	(3,450,338)	(2,933,993)
Basic book value per share denominator	159,339,583	159,261,425	159,066,563	158,441,016	92,648,740
Effect of dilutive Series A preference shares issued in merger (1)	—	1,015,116	2,088,464	1,888,145	—
Effect of dilutive warrants (2)	—	—	24,295	58,421	—
Effect of dilutive stock options, restricted shares and restricted share units issued to directors and employees	2,898,237	2,825,401	2,629,954	2,426,816	969,386
Diluted book value per share denominator	162,237,820	163,101,942	163,809,276	162,814,398	93,618,126

Basic book value per share (3)	$14.46	$15.31	$15.59	$15.19	$16.88
Tangible basic book value per share (3)	$13.38	$14.22	$14.48	$14.10	$16.88
Diluted book value per share (3) (4)	$14.33	$15.14	$15.37	$15.04	$16.71
Tangible diluted book value per share (3)	$13.27	$14.07	$14.30	$13.97	$16.71
(1)As of December 31, 2021 there was no dilution as the conversion would result in the forfeiture of all of the Series A preference shares.
(2)As of December 31, 2021, September 30, 2021, and December 31, 2020 there was no dilution as a result of the Company’s share price being under the lowest exercise price for warrants.
(3)Basic book value per share, tangible basic book value per share, diluted book value per share and tangible diluted book value per share are non-GAAP financial measures. Basic book value per share, as presented, is a non-GAAP financial measure and is calculated by dividing common shareholders’ equity attributable to SiriusPoint common shareholders by the number of common shares outstanding, excluding the total number of issued unvested restricted shares, at period end. While restricted shares are outstanding, they are excluded from Basic book value per share because they are unvested. Tangible basic book value per share, as presented, is a non-GAAP financial measure and is calculated by dividing tangible common shareholders’ equity attributable to SiriusPoint common shareholders by the number of common shares outstanding, excluding the total number of unvested restricted shares, at period end. Management believes that effects of intangible assets are not indicative of underlying underwriting results or trends and make book value comparisons to less acquisitive peer companies less meaningful. The Company's management believes tangible book value per share is useful to investors because it provides a more accurate measure of the realizable value of shareholder returns, excluding the impact of intangible assets. Diluted book value per share and tangible diluted book value per share, as presented, are non-GAAP financial measures and are calculated similar to the treasury stock method. Under the treasury stock method, we assume that proceeds received from in-the-money options and/or warrants exercised are used to repurchase common shares in the market. The dilutive effect of restricted shares, restricted share units and options are calculated in a manner consistent with how dilution is calculated using the treasury stock method for earnings per share. We have also followed a similar approach for calculating dilution for warrants, Series A preference shares, Upside Rights and other potentially dilutive securities issued as part of our acquisition of Sirius Group. Management believes these measures are useful to investors because they measure the realizable value of shareholder returns in a manner consistent with how dilution is calculated using the treasury stock method for earnings per share. Management believes that effects of intangible assets are not indicative of underlying underwriting results or trends and make book value comparisons to less acquisitive peer companies less meaningful. Also, the tangible diluted book value per share is useful because it provides a more accurate measure of the realizable value of shareholder returns, excluding intangible assets.
(4)In the year ended December 31, 2021, we changed the method for calculating the dilutive effect of restricted shares, restricted share units and options to calculate the dilutive impact in a manner consistent with how dilution is calculated using the treasury stock method for earnings per share. This change had no impact on previously presented basic book value per share.